                                                                      Exhibit 99



                 Financial Statements and Supplemental Schedules
                       of UGI Utilities, Inc. Savings Plan
                     and AmeriGas Propane, Inc. Savings Plan
                               for the year ended
                                December 31, 1999

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                        EIN #23-2786294 PLAN NUMBER 002

                              FINANCIAL STATEMENTS

                      for the year ended December 31, 1999
                  and the three months ended December 31, 1998

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                          INDEX TO FINANCIAL STATEMENTS





                                                                                   Page(s)

         Report of Independent Public Accountants                                     3

         Financial Statements:

               Statements of Net Assets Available for Benefits at
                    December 31, 1999 and 1998                                        4

               Statements of Changes in Net Assets Available for Benefits
                    for the year ended December 31, 1999 and the
                    three months ended December 31, 1998                              5

               Notes to Financial Statements                                       6 to 18


         Item 4(i) - Schedule of Assets Held for Investment Purposes -
               December 31, 1999                                                   19 - 20

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Benefits Committee of
AmeriGas Propane, Inc.:

We have audited the accompanying statements of net assets available for benefits of the AmeriGas Propane, Inc. Savings Plan (the "Plan") as of December 31, 1999 and 1998, and the related statements of changes in net assets available for benefits for the year ended December 31, 1999 and the three months ended December 31, 1998. These financial statements and the supplemental schedule referred to below are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements and the supplemental schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1999 and 1998 and the changes in its net assets available for benefits for the year ended December 31, 1999 and the three months ended December 31, 1998, in accordance with accounting principles generally accepted in the United States.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held for investment purposes is presented for purposes of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedule has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Arthur Andersen LLP
Philadelphia, Pennsylvania
June 15, 2000

                       AMERIGAS PROPANE, INC. SAVINGS PLAN
                 STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

                                                                       December 31,
                                                                1999                    1998
                                                         -------------------      ----------------

    Investments - participant directed  (Note 3)              $ 165,935,715         $ 145,387,683

    Loans to participants                                         3,886,564             3,481,222

                                                         -------------------      ----------------
         Net assets available for benefits                    $ 169,822,279         $ 148,868,905
                                                         ===================      ================

See accompanying notes to financial statements.

                       AMERIGAS PROPANE, INC. SAVINGS PLAN

            STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                                                                                                            Three
                                                                                 Year                       Months
                                                                                Ended                       Ended
                                                                             December 31,                December 31,
                                                                                 1999                       1998
                                                                            -------------               -------------
 Participants' contributions                                                  $ 7,720,171                 $ 1,852,437
 Company contributions                                                          4,080,831                   1,253,797

 Investment income:
      Dividends                                                                11,947,777                   3,225,077
      Net appreciation
           in value of investments                                             10,936,356                  14,186,278
 Plan administration expenses and loan administration fees                       (175,478)                    (19,269)
 Other                                                                            294,550                      69,906
 Net transfers of participants' balances                                            1,917                     118,927

 Distributions to participants                                                (13,852,750)                 (3,216,282)
                                                                            -------------               -------------

 Net increase                                                                  20,953,374                  17,470,871

 Net assets available for benefits-
      beginning of period                                                     148,868,905                 131,398,034
                                                                            -------------               -------------
 Net assets available for benefits-
      end of period                                                         $ 169,822,279               $ 148,868,905
                                                                            =============               =============

See accompanying notes to financial statements.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS

1.       DESCRIPTION OF THE PLAN

The following brief description of the AmeriGas Propane, Inc. Savings Plan
(Plan) provides general information on the provisions of the Plan in effect on December 31, 1999 and during the periods covered by the financial statements. More complete information is included in the Plan document.

GENERAL. The Plan is a defined contribution plan covering employees of AmeriGas Propane, Inc. (a Pennsylvania corporation, hereinafter referred to as "the Company"). Employees are eligible upon hire to participate in the Plan. The Plan also holds assets of certain defined contribution pension plans that were terminated in prior years and were merged into the Plan. Such assets include what is referred to as the "Pension Account" and "Predecessor Pension Rollover Account" and do not impact the general provisions of the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Plan is administered by the AmeriGas Propane, Inc. Benefits Committee (Plan Administrator), whose members are appointed by the President of the Company and subject to approval by the Company's Compensation/Pension Committee.

CHANGE IN PLAN YEAR. The Compensation/Pension Committee of AmeriGas Propane Inc.'s Board of Directors approved a change to the Plan's fiscal year from one ending on September 30 to one ending on December 31, effective October 1, 1998. Accordingly, the Plan financial statements include the year ended December 31 1999 (1999 Plan Year) and the three months ended December 31, 1998 (1998 Short Plan Year).

CONTRIBUTIONS. A participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 15%, in whole percentages, of eligible compensation. Calendar year contribution amounts are subject to limits prescribed by the Internal Revenue Code (IRC). A participant may increase, reduce or suspend his or her contributions at any time by calling Fidelity Institutional Retirement Services Co. (FIRSCO).

The Plan also accepts on behalf of any employee, (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in Section 401(a) of the IRC or from a "rollover" individual retirement plan described in Section 408 of the IRC, or (ii) a direct transfer from another plan qualified under Section 401(a) of the IRC.

The Company shall contribute to the Plan an amount equal to 100% of contributions made by each eligible participant for each payroll period of up to a total of 5% of the participant's eligible compensation for each such payroll period. A participant will be eligible to receive matching contributions after he or she has completed a year of service.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


The Company may also make profit-sharing contributions for each Plan year, out of its net profits, as shall be determined by its Board of Directors, in its sole discretion, to all eligible participants. A participant will be eligible to receive profit sharing contributions if he or she (a) has completed one year of service, (b) was not eligible to participate in the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan as of the last day of a Plan year, and
(c) either (i) was actively employed or on a qualifying leave of absence on the last day of a Plan year or (ii) retired, died, or became disabled (as defined in the Plan) during a Plan year. Subject to certain limitations, the profit sharing contribution to be credited to a participant's account shall be determined by dividing the total amount of such contribution by the number of eligible Plan participants. No such amounts were contributed to the Plan for the 1999 Plan Year or the 1998 Short Plan Year.

Any participant who (a) satisfies the eligibility requirements described above
(b) was a participant in the former Retirement Income Plan for Employees of AP Propane, Inc. as of December 31, 1988 and (c) had attained the age of 50 as of that date, is entitled to an additional contribution as of the last day of each Plan year as follows:

           Age as of                               Percentage of
       December 31, 1988                       Eligible Compensation
           50 to 54                                      2%
           55 to 59                                      3%
          60 and over                                    4%

All contributions are invested in accordance with participant investment elections in effect on the dates of the contributions.

A participant will at all times be fully (100%) vested in the portion of his or her account attributable to participant contributions. A participant is fully vested in the portion of his or her account attributable to the Company's contributions (including Company contributions previously made to the AmeriGas Propane, Inc. Pension Plan (the "Pension Plan") upon the earlier of (i) the completion of five years of service or (ii) the attainment of normal retirement age, total disability (as defined by the Plan document) or death while in the employ of the Company or an affiliated company. For Plan purposes, a participant will attain normal retirement age on the later of his or her 65th birthday or the fifth anniversary of his or her date of hire.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


A participant who terminates employment before he or she is fully vested will forfeit nonvested amounts attributable to Company contributions. These forfeited amounts remain in the Plan and are available to reduce future Company contributions. For the 1999 Plan Year and 1998 Short Plan Year, forfeitures of $828,622 and $28,067, respectively, were used to reduce Company contributions. During the 1999 Plan Year and 1998 Short Plan Year, $321,696 and $186,641, respectively, were forfeited from participant accounts. During the 1999 Plan Year and the 1998 Short Plan Year, forfeitures of $143,279 and $9,516, respectively, were also used to pay certain plan administrative expenses. As of December 31, 1999 and 1998, there was $79,099 and $716,619, respectively, of forfeitures remaining in the Plan.

INVESTMENT FUNDS. A participant may elect to have his or her funds invested in one or more investment funds. The Plan's investment funds are categorized as follows:

     -    Money Market Fund

          -    Fidelity Cash Reserves Fund

          This investment category comprises an unaffiliated registered investment company mutual fund whose investments comprise high-quality, short-term certificates of deposit, repurchase agreements, commercial paper or other similar short-term investments and whose investment objective is to achieve current income while maintaining a stable share price.

     -    Managed Income Fund

          -    Fidelity Managed Income Portfolio II Fund

          This investment category comprises an unaffiliated commingled pool whose investments principally comprise guaranteed investment contracts offered by insurance companies and financial institutions and whose investment objective is to provide a fixed rate of investment return guaranteed by the insurance company or financial institution for a specified period of time, generally between one and seven years.

     -    Bond Funds

          -    Fidelity Intermediate Bond Fund

          -    Fidelity Capital & Income Fund

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)



          This investment category comprises unaffiliated registered investment company mutual funds whose investments comprise principally fixed income obligations and whose investment objective is to achieve current income.

     -    Index Funds

          -    Fidelity U.S. Bond Index Fund

          -    Fidelity Spartan U.S. Equity Index Fund

          This investment category comprises unaffiliated registered investment company mutual funds whose investments broadly represent the U.S. bond market as measured by the Lehman Brothers Aggregate Bond Index and the U.S. stock market as measured by the Standard & Poor's Composite Index of 500 Stocks, respectively. The investment objective of this investment category is to track the performance of the respective indices.

     -    Growth and Income Funds

          -    Fidelity Equity Income Fund

          -    Fidelity Fund

          -    Fidelity Puritan Fund

          -    Fidelity Growth & Income Portfolio

          -    Fidelity Balanced Fund

          -    Fidelity Equity Income II Fund

          -    Fidelity Real Estate Investment Portfolio



          This investment category comprises registered investment company mutual funds whose investments comprise income-producing debt and equity securities and whose investment objective is to achieve current income and capital appreciation.

     -    Growth Funds

          -    Fidelity Magellan Fund

          -    Fidelity Growth Company Fund

          -    Fidelity OTC Portfolio

          -    Fidelity Capital Appreciation Fund

          -    Fidelity Blue Chip Growth Fund

          -    Fidelity Low-Priced Stock Fund

          -    Fidelity Small Cap Selector Fund

          -    Fidelity Value Fund


          This investment category comprises registered investment company mutual funds whose investments comprise principally equity securities and whose investment objective is to achieve capital appreciation over an extended period of time.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


     -    International Funds

          -    Fidelity Overseas Fund

          -    Fidelity International Growth & Income Fund

          -    Fidelity Worldwide Fund


          This investment category comprises unaffiliated registered investment company mutual funds whose investments comprise debt and equity securities principally of foreign issuers and whose investment objective is to achieve capital appreciation over an extended period of time.

     -    Fidelity Freedom Funds

          -    Fidelity Freedom Income Fund

          -    Fidelity Freedom 2000 Fund

          -    Fidelity Freedom 2010 Fund

          -    Fidelity Freedom 2020 Fund

          -    Fidelity Freedom 2030 Fund


          This investment category comprises unaffiliated registered investment company mutual funds which invest in a combination of underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. When each of these target retirement date funds matches the asset allocation of the Fidelity Freedom Income Fund (approximately five to ten years after the respective fund's target retirement date), it is expected that each fund will be combined with the Fidelity Freedom Income Fund. These funds' investment objectives are to achieve high total return over an extended period of time.

     -    Employer Stock Fund

          -    UGI Common Stock Fund

          This fund invests principally in shares of UGI Corporation Common Stock. Participants in the fund do not individually own specific shares of UGI Corporation Common Stock but rather own units in the fund that invests in such shares. The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund's assets (comprising shares of UGI Corporation Common Stock and temporary cash investments) by the total number of units outstanding. The UGI Common Stock Fund holds a small cash position in order to allow participants to perform certain

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)



          transactions on a daily basis without having to wait for the purchase or sale of UGI Common Stock to settle.

Generally, participants may transfer amounts between funds at any time with no limit. Participants may change their investment elections for future contributions at any time.

Fidelity Management Trust Company is the Plan's trustee for all investment assets of the Plan.

DISTRIBUTIONS. The Plan benefit of a participant who terminates employment as a result of retirement, death or total disability, as defined by the Plan document, shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. The Plan benefit of a participant who terminates employment for reasons other than retirement, death or total disability shall be equal to the proceeds of liquidation of the vested portion of his or her account.

Distributions will generally be made in the form of a lump sum. If the value of a participant's account exceeds $5,000 and the participant is married, the participant's Pension Account and Predecessor Pension Rollover Account will be distributed in the form of a joint and survivor annuity. Under a joint and survivor annuity, the participant will receive a monthly benefit for his or her lifetime; upon the participant's death, the participant's surviving spouse, if any, will receive a monthly benefit equal to 50% of the benefit the participant was receiving. If the value of the participant's account exceeds $5,000 and the participant is not married, the participant's Pension Account and Predecessor Pension Rollover Account will be distributed in the form of a single life annuity. In lieu of a joint and survivor annuity or a single life annuity, a participant may generally elect to receive his or her Pension Account and Predecessor Pension Rollover Account in the form of (i) a lump sum, (ii) a single life annuity, (iii) a joint and survivor annuity with 50% or 100% of the participant's monthly payments continuing, after the participant's death, for the life of the participant's beneficiary, or (iv) installments over 5 or 10 years, as elected by the participant. Any such election will be subject to spousal consent, if applicable.

Where the amount to be distributed exceeds $5,000, no distribution shall be made to any Plan participant prior to his or her normal retirement age (as defined above) unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $5,000 and has not exceeded $5,000 at the time of any prior distribution, a Plan participant's benefit will be distributed as soon as practicable after the participant's termination of employment.

A participant who continues to work past age 70-1/2 may elect to defer distribution until he or she terminates employment. Otherwise, distributions must generally be made as soon as practicable after the participant reaches the normal retirement age as defined above.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


DEATH. If a participant dies prior to receiving a distribution of his or her account, the participant's designated beneficiary shall be entitled to receive a distribution of the proceeds of liquidation of 100% of the vested balance of the participant's account. Generally, the account will be distributed to the beneficiary as soon as practicable following the date of death. The beneficiary of a participant who is married at the time of the participant's death will be the participant's spouse, unless the participant designated another beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.

Death benefits are generally paid in the form of a lump sum. Death benefits payable to a spouse from the Pension Account and the Predecessor Pension Rollover Account are paid in the form of a single life annuity unless the spouse elects a lump sum distribution.

WITHDRAWALS. Generally, a participant may withdraw up to 50% of the balance of his or her account attributable to previously permitted after-tax contributions (including after-tax contributions that were matched by the Company) at any time. However, the withdrawal must be in an amount of at least $250. No more than one withdrawal is permitted in any calendar year from each of the matched and unmatched portions of a participant's after-tax contribution account.

A participant may withdraw once per calendar year up to 100% of amounts attributable to participation in certain "predecessor plans" and rollover contributions from other 401(a) or individual retirement plan accounts, however the amount must be at least $500 or, if less, the total value of the applicable account.

A participant may withdraw before-tax contributions (and earnings attributable thereto credited as of December 31, 1988) only on account of financial hardship resulting from (a) medical expenses; (b) educational expenses; (c) foreclosure on a primary residence; or (d) purchase of a primary residence. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need.

While a participant is still employed by the Company, withdrawals of amounts attributable to Company contributions, and post-1988 earnings on participant before-tax contributions, are not permitted.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


LOAN PROVISION. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (a) 50% of a participant's before-tax and rollover account balances, or (b) $50,000 less the highest balance of any loan during the prior twelve-month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000. The amount of the loan withdrawn from a participant's account is allocated in proportion to the value of the participant's salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.

ADMINISTRATIVE EXPENSES. Administrative expenses of the Plan are chargeable to the Plan unless paid for by the Company. The Company currently pays Plan administrative expenses directly or from forfeited company contributions. Loan administration fees are charged to participants. Mutual fund expenses are paid to fund managers from mutual fund assets.

PLAN TERMINATION. Although it has not expressed any intent to do so, the Company has the right to terminate the Plan in whole or in part at any time for any reason. In the event of a complete or partial termination of the Plan, the affected participants will become fully vested in their account balances.

PLAN AMENDMENT. The Company may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with applicable legal requirements, however, may be made by an officer of the Company without Board approval.

VOTING RIGHTS OF UGI COMMON STOCK FUND PARTICIPANTS. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant's interest in the UGI Common Stock Fund, and a pro rata portion of unvoted shares. A participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


2.       ACCOUNTING POLICIES

The accompanying financial statements are prepared on the accrual basis of accounting in accordance with the AICPA audit guide, "Audits of Employee Benefit Plans." Certain prior year amounts have been reclassified to conform to current year presentation.

The Plan's investments in registered investment company mutual funds are valued at quoted market prices which represent the net asset value of shares held by the Plan. Guaranteed investment contracts included in the Fidelity Managed Income Portfolio II Fund, an unaffiliated commingled pool, are carried at contract value which represents deposits plus accrued interest. The Plan Administrator believes contract value approximates fair value. Shares of UGI Common Stock included in the UGI Common Stock Fund are reflected at fair value based upon quoted market prices.

Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.

The Plan presents in the Statement of Changes in Net Assets Available for Benefits the net appreciation (depreciation) in fair value of investments which consists of realized gains or losses and unrealized appreciation (depreciation) in the fair value of those investments.

Distributions are made to Plan participants based upon the fair value of each participant's investment account (except for investments of the Fixed Income Fund for which distributions are based upon contract value) as of the date of distribution.

Transfers of participant balances represent amounts transferred to or from the UGI Utilities, Inc. Savings Plan, an affiliate plan.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Plan Administrator to make estimates and assumptions that affect the reported amount of net assets available for benefits and changes therein. Actual results could differ from these estimates.

                             AMERIGAS PROPANE, INC.

                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

 3.   TRUST INVESTMENTS

 The components of trust investments by fund at December 31, 1999 and 1998 are as follows:

                                                                                                          December 31,
                                                                                                  1999                   1998
                                                                                             -------------          -------------
 Fidelity Cash Reserves Fund (shares -- 25,785,212 and 28,415,877, respectively)              $ 25,785,212  *        $ 28,415,877  *
                                                                                             -------------          -------------


 Fidelity Managed Income Portfolio II Fund (shares -- 18,253,322
       19,352,975, respectively)                                                                18,253,322  *          19,352,975  *
                                                                                             -------------          -------------

 Fidelity Intermediate Bond Fund (shares -- 445,272 and 368,434, respectively)                   4,345,855              3,783,823
                                                                                             -------------          -------------

 Fidelity Capital and Income Fund (shares -- 34,210 and 69, respectively)                          317,812                    641
                                                                                             -------------          -------------

 Fidelity U.S. Bond Index Fund (shares -- 28,127 and 3,461, respectively)                          286,615                 38,136
                                                                                             -------------          -------------

 Fidelity Spartan U.S. Equity Index Fund (shares -- 115,199 and 108,203, respectively)           6,000,706              4,756,641
                                                                                             -------------          -------------

 Fidelity Equity Income Fund (shares -- 545,248 and 563,783, respectively)                      29,159,866  *          31,318,132  *
                                                                                             -------------          -------------

 Fidelity Fund (shares -- 150,156 and 143,182, respectively)                                     6,398,164              5,253,333
                                                                                             -------------          -------------

 Fidelity Puritan Fund (shares -- 27,977 and 6,827, respectively)                                  532,394                137,019
                                                                                             -------------          -------------

 Fidelity Growth & Income Portfolio (shares -- 12,720 and 2,734, respectively)                     599,895                125,328
                                                                                             -------------          -------------

 Fidelity Balanced Fund (shares -- 57,903 and 8,890, respectively)                                 889,393                145,440
                                                                                             -------------          -------------

 Fidelity Equity Income II Fund (shares -- 3,531 and 605, respectively)                             96,647                 18,142
                                                                                             -------------          -------------

 Fidelity Real Estate Investment Portfolio (shares -- 2,117 and 512, respectively)                  31,114                  7,961
                                                                                             -------------          -------------

 Fidelity Magellan Fund (shares -- 371,250 and 359,141, respectively)                           50,723,919  *          43,391,423  *
                                                                                             -------------          -------------

 Fidelity Growth Company Fund (shares -- 119,295 and 90,467, respectively)                      10,056,565  *           4,615,647
                                                                                             -------------          -------------

 Fidelity OTC Portfolio (shares -- 16,425 and 289, respectively)                                 1,116,421                 12,606
                                                                                             -------------          -------------

 Fidelity Capital Appreciation Fund (shares -- 3,540 and 139, respectively)                        105,737                  3,069
                                                                                             -------------          -------------

 Fidelity Blue Chip Growth Fund (shares -- 17,161 and 1,744, respectively)                       1,031,540                 87,882
                                                                                             -------------          -------------

 Fidelity Low-Priced Stock Fund (shares -- 3,753 and 61, respectively)                              84,961                  1,396
                                                                                             -------------          -------------

 Fidelity Small Cap Selector Fund (shares -- 3,933 and 340, respectively)                           63,283                  4,824
                                                                                             -------------          -------------

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

 3.   TRUST INVESTMENTS (CONTINUED)

                                                                                                           December 31,
                                                                                                 1999                    1998
                                                                                              -------------          -------------
 Fidelity Value Fund (shares -- 2,636 and 24, respectively)                                         115,495                  1,108
                                                                                              -------------          -------------

 Fidelity Overseas Fund (shares -- 37,147 and 33,650, respectively)                               1,783,444              1,210,728
                                                                                              -------------          -------------

 Fidelity International Growth and Income Fund (shares -- 5,596 and 382, respectively)              168,429                  7,985
                                                                                              -------------          -------------

 Fidelity Worldwide Fund (shares -- 2,554 and 458, respectively)                                     50,823                  7,578
                                                                                              -------------          -------------

 Fidelity Freedom Income Fund (shares -- 389 and 62, respectively)                                    4,410                    698
                                                                                              -------------          -------------

 Fidelity Freedom 2000 Fund (shares -- 102,169 and 9,422, respectively)                           1,327,169                116,181
                                                                                              -------------          -------------

 Fidelity Freedom 2010 Fund (shares -- 118,973 and 8,490, respectively)                           1,769,124                112,917
                                                                                              -------------          -------------

 Fidelity Freedom 2020 Fund (shares -- 97,719 and 1,811, respectively)                            1,600,635                 25,265
                                                                                              -------------          -------------

 Fidelity Freedom 2030 Fund (shares -- 18,672 and 138, respectively)                                315,187                  1,919
                                                                                              -------------          -------------

 UGI Common Stock Fund

      UGI Corporation Unitized Stock Fund (units -- 327,322 and 235,513, respectively)            2,870,613              2,397,524
      Dividends receivable                                                                           50,965                 35,485
                                                                                              -------------          -------------
                                                                                                  2,921,578              2,433,009
                                                                                              -------------          -------------

 Total trust investments - fair value, except for group annuity contracts included in the Fidelity Managed Income Portfolio II Fund which
      are carried at contract value                                                           $ 165,935,715          $ 145,387,683
                                                                                              =============          =============

 Total trust investments - cost                                                               $ 135,293,288          $ 119,796,511
                                                                                              =============          =============

      * - Investment represents five percent or more of net assets available for benefits.

 The net appreciation (depreciation) in fair value of investments during the year ended December 31, 1999 and three months ended December 31, 1998 by major investment category follows:

                                                                                                                        Three
                                                                                                  Year                  Months
                                                                                                  Ended                  Ended
                                                                                               December 31,            December 31,
                                                                                                   1999                   1998
                                                                                              -------------          -------------
      Registered investment company mutual funds                                               $ 11,157,425           $ 14,097,577
      UGI Common Stock Fund                                                                        (221,069)                88,701
                                                                                              -------------          -------------
                                                                                               $ 10,936,356           $ 14,186,278
                                                                                              =============          =============

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



The numbers of Plan participants with account balances by investment option at December 31, 1999 and 1998 are as follows:

                                                                             1999                    1998
                                                                          --------                 -------
        Fidelity Cash Reserves Fund                                          2,609                   3,225
        Fidelity Managed Income Portfolio II Fund                            2,387                   2,692
        Fidelity Intermediate Bond Fund                                        872                     925
        Fidelity Capital & Income Fund                                          61                      11
        Fidelity U.S. Bond Index Fund                                           81                      16
        Fidelity Spartan U.S. Equity Index Fund                                751                     657
        Fidelity Equity Income Fund                                          2,192                   2,401
        Fidelity Fund                                                          746                     697
        Fidelity Puritan Fund                                                  125                      34
        Fidelity Growth & Income Portfolio                                     225                      42
        Fidelity Balanced Fund                                                 194                      39
        Fidelity Equity Income II Fund                                          84                      19
        Fidelity Real Estate Investment Portfolio                               61                      17
        Fidelity Magellan Fund                                               2,719                   2,680
        Fidelity Growth Company Fund                                           890                     911
        Fidelity OTC Portfolio                                                 143                      12
        Fidelity Capital Appreciation Fund                                      52                       8
        Fidelity Blue Chip Growth Fund                                         345                      63
        Fidelity Low-Priced Stock Fund                                          41                      11
        Fidelity Small Cap Selector Fund                                        38                      10
        Fidelity Value Fund                                                     45                      10
        Fidelity Overseas Fund                                                 407                     389
        Fidelity International Growth & Income Fund                            116                      26
        Fidelity Worldwide Fund                                                 59                      20
        Fidelity Freedom Income Fund                                             4                       2
        Fidelity Freedom 2000 Fund                                              30                       7
        Fidelity Freedom 2010 Fund                                              77                      11
        Fidelity Freedom 2020 Fund                                              91                       7
        Fidelity Freedom 2030 Fund                                              96                       8
        UGI Common Stock Fund                                                  846                     833
        Participant loans                                                      854                     900

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



The total number of Plan participants with account balances at December 31, 1999 and 1998 of 5,180 and 5,201, respectively, was less than the sum of the numbers of participants shown in the schedule above because many participants invest in more than one fund.

During the 1999 Plan Year and the 1998 Short Plan Year, the Plan purchased, at market prices, 23,844 and 5,987 shares of UGI Corporation Common Stock directly from UGI Corporation for $491,205 and $141,715, respectively.

The Plan's principal financial instruments subject to credit risk are the investments of the separate investment funds. The degree and concentration of credit risk varies by fund depending upon the type and diversity of investments. The Schedule of Assets Held for Investment Purposes depicts the types of investment funds available and the proportionate share of assets held in each particular investment option.

4.       FEDERAL INCOME TAX STATUS

On July 31, 1995, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of September 30, 1994 under Section 401(a) of the IRC. The Plan has since been amended, however, the Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the Trust) and participants are not taxed on Company contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.

                       AMERIGAS PROPANE, INC. SAVINGS PLAN
           Item 4(i) - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES

                                                                                    December 31, 1999
                                                            --------------------------------------------------------------------
                                                             Number of
                                                             Shares or                                 Fair Value/
                                                             Principal                                  Contract
NAME OF ISSUER AND TITLE OF ISSUE                             Amount                   Cost               Value          % (2)
---------------------------------                           ---------------         ------------       ------------      -------
FIDELITY CASH RESERVES FUND (1) (3)                         25,785,212 shrs         $ 25,785,212       $ 25,785,212      100.00%
                                                                                    ------------       ------------      -------

FIDELITY MANAGED INCOME
   PORTFOLIO II FUND (1) (3)                                18,253,322 shrs           18,253,322         18,253,322      100.00%
                                                                                    ------------       ------------      -------
FIDELITY INTERMEDIATE BOND FUND (3)                            445,272 shrs            4,519,530          4,345,855      100.00%
                                                                                    ------------       ------------      -------
FIDELITY CAPITAL AND INCOME FUND (3)                            34,210 shrs              325,280            317,812      100.00%
                                                                                    ------------       ------------      -------
FIDELITY U.S. BOND INDEX FUND (3)                               28,127 shrs              299,372            286,615      100.00%
                                                                                    ------------       ------------      -------
FIDELITY SPARTAN U.S. EQUITY INDEX FUND (3)                    115,199 shrs            4,248,674          6,000,706      100.00%
                                                                                    ------------       ------------      -------
FIDELITY EQUITY INCOME FUND (1) (3)                            545,248 shrs           23,546,806         29,159,866      100.00%
                                                                                    ------------       ------------      -------
FIDELITY FUND (3)                                              150,156 shrs            4,766,997          6,398,164      100.00%
                                                                                    ------------       ------------      -------
FIDELITY PURITAN FUND (3)                                       27,977 shrs              545,238            532,394      100.00%
                                                                                    ------------       ------------      -------
FIDELITY GROWTH & INCOME
   PORTFOLIO (3)                                                12,720 shrs              587,069            599,895      100.00%
                                                                                    ------------       ------------      -------
FIDELITY BALANCED FUND (3)                                      57,903 shrs              946,556            889,393      100.00%
                                                                                    ------------       ------------      -------
FIDELITY EQUITY INCOME II FUND (3)                               3,531 shrs              105,981             96,647      100.00%
                                                                                    ------------       ------------      -------
FIDELITY REAL ESTATE INVESTMENT
   PORTFOLIO (3)                                                 2,117 shrs               32,194             31,114      100.00%
                                                                                    ------------       ------------      -------
FIDELITY MAGELLAN FUND (1) (3)                                 371,250 shrs           33,662,857         50,723,919      100.00%
                                                                                    ------------       ------------      -------
FIDELITY GROWTH COMPANY FUND (1)  (3)                          119,295 shrs            6,235,968         10,056,565      100.00%
                                                                                    ------------       ------------      -------
FIDELITY OTC PORTFOLIO (3)                                      16,425 shrs              870,202          1,116,421      100.00%
                                                                                    ------------       ------------      -------
FIDELITY CAPITAL APPRECIATION FUND (3)                           3,540 shrs               89,663            105,737      100.00%
                                                                                    ------------       ------------      -------
FIDELITY BLUE CHIP GROWTH FUND (3)                              17,161 shrs              903,535          1,031,540      100.00%
                                                                                    ------------       ------------      -------
FIDELITY LOW-PRICED STOCK FUND (3)                               3,753 shrs               84,211             84,961      100.00%
                                                                                    ------------       ------------      -------
FIDELITY SMALL CAP SELECTOR FUND (3)                             3,933 shrs               53,490             63,283      100.00%
                                                                                    ------------       ------------      -------
FIDELITY VALUE FUND (3)                                          2,636 shrs              126,925            115,495      100.00%
                                                                                    ------------       ------------      -------
FIDELITY OVERSEAS FUND (3)                                      37,147 shrs            1,335,769          1,783,444      100.00%
                                                                                    ------------       ------------      -------

                       AMERIGAS PROPANE, INC. SAVINGS PLAN
    Item 4(i) - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES (continued)

                                                                                    December 31, 1999
                                                            --------------------------------------------------------------------
                                                             Number of
                                                             Shares or                                 Fair Value/
                                                             Principal                                  Contract
NAME OF ISSUER AND TITLE OF ISSUE                             Amount                   Cost               Value          % (2)
---------------------------------                           ---------------         ------------       ------------      -------
FIDELITY INTERNATIONAL GROWTH
   & INCOME FUND (3)                                             5,596 shrs              143,436            168,429      100.00%
                                                                                   -------------      -------------      -------
FIDELITY WORLDWIDE FUND (3)                                      2,554 shrs               45,994             50,823      100.00%
                                                                                   -------------      -------------      -------
FIDELITY FREEDOM INCOME FUND (3)                                   389 shrs                4,346              4,410      100.00%
                                                                                   -------------      -------------      -------
FIDELITY FREEDOM 2000 FUND (3)                                 102,169 shrs            1,278,242          1,327,169      100.00%
                                                                                   -------------      -------------      -------
FIDELITY FREEDOM 2010 FUND (3)                                 118,973 shrs            1,655,249          1,769,124      100.00%
                                                                                   -------------      -------------      -------
FIDELITY FREEDOM 2020 FUND (3)                                  97,719 shrs            1,503,306          1,600,635      100.00%
                                                                                   -------------      -------------      -------
FIDELITY FREEDOM 2030 FUND (3)                                  18,672 shrs              282,851            315,187      100.00%
                                                                                   -------------      -------------      -------
UGI COMMON STOCK FUND (3)

UGI Corporation Unitized Stock Fund                            327,322 units           3,004,048          2,870,613       98.26%
                                                                                   -------------      -------------      -------
Dividends receivable                                          $ 50,965                    50,965             50,965        1.74%
                                                                                   -------------      -------------      -------
                                                                                       3,055,013          2,921,578      100.00%
                                                                                   =============      =============      =======
PARTICIPANT LOANS

Loan principal outstanding (7.0% - 11.52%) (3) (4)                                             -          3,886,564      100.00%
                                                                                   -------------      -------------      -------
Total - all funds                                                                  $ 135,293,288      $ 169,822,279
                                                                                   =============      =============

(1)  Investment represents 5% or more of the net assets available for benefits.

(2) Percentages represent percentage of fair value / contract value of each fund.

(3)  Party in interest.

(4)  Range of interest rates for loans outstanding as of December 31, 1999.

                             UGI UTILITIES, INC.

                                  SAVINGS PLAN
                        EIN #23-1174060 Plan Number 008

                              FINANCIAL STATEMENTS

                      for the year ended December 31, 1999
                  and the three months ended December 31, 1998

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                          INDEX TO FINANCIAL STATEMENTS

                                                                                         Page(s)
                                                                                       ---------
         Report of Independent Public Accountants                                           3

         Financial Statements:

               Statements of Net Assets Available for Benefits at
                    December 31, 1999 and 1998                                              4

               Statements of Changes in Net Assets Available for
                    Benefits for the year ended December 31, 1999
                    and the three months ended December 31, 1998                            5

               Notes to Financial Statements                                             6 to 17


         Item 4(i) - Schedule of Assets Held for Investment Purposes -
                    December 31, 1999                                                   18 to 19

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Retirement Committee of
UGI Utilities, Inc.:

We have audited the accompanying statements of net assets available for benefits of the UGI Utilities, Inc. Savings Plan (the "Plan") as of December 31, 1999 and 1998, and the related statements of changes in net assets available for benefits for the year ended December 31, 1999 and the three months ended December 31, 1998. These financial statements and the supplemental schedule referred to below are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements and supplemental schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1999 and 1998 and the changes in net assets available for benefits for the year ended December 31, 1999 and the three months ended December 31, 1998, in accordance with accounting principles generally accepted in the United States.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held for investment purposes is presented for purposes of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedule has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Arthur Andersen LLP
Philadelphia, Pennsylvania
June 15, 2000

                        UGI UTILITIES, INC. SAVINGS PLAN
                 STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS








                                                                          December 31,
                                                                  1999                  1998
                                                              -------------         -------------
Investments - participant directed (Note 3)                   $ 57,734,627          $ 47,387,403

Loans to participants                                            1,458,891             1,334,510

Employers' contributions receivable                              1,115,105               303,223
                                                              -------------         -------------

   Net assets available for benefits                          $ 60,308,623          $ 49,025,136
                                                              =============         =============



See accompanying notes to financial statements.

                        UGI UTILITIES, INC. SAVINGS PLAN
           STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS



                                                                      Three
                                                    Year              Months
                                                    Ended             Ended
                                                 December 31,      December 31,
                                                     1999              1998
                                                 ------------      ------------
Participants' contributions                      $  4,342,712      $  1,239,750
Employers' contributions                            1,115,105           303,223
Investment income:
     Dividends                                      4,178,868         1,083,200
     Net appreciation
         in value of investments                    3,838,779         5,072,623
Other                                                  42,841            29,649
Net transfers of participants' balances                (1,917)         (118,927)

Distributions to participants                      (2,232,901)       (1,067,146)
                                                 ------------      ------------

Net increase                                       11,283,487         6,542,372

Net assets available for benefits-
     beginning of period                           49,025,136        42,482,764
                                                 ------------      ------------

Net assets available for benefits-
     end of period                               $ 60,308,623      $ 49,025,136
                                                 ============      ============



See accompanying notes to financial statements.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS

1.   DESCRIPTION OF THE PLAN

The following brief description of the UGI Utilities, Inc. Savings Plan (Plan) provides general information on the provisions of the Plan in effect on December 31, 1999 and during the periods covered by the financial statements. More complete information is included in the Plan document.

GENERAL. The Plan is a defined contribution plan covering employees of UGI Utilities, Inc. (UGI Utilities), its holding company parent UGI Corporation
(UGI), and certain affiliated companies (collectively, the Employers). Employees of the Employers are eligible upon hire to participate in the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Plan is administered by the UGI Utilities Retirement Committee (Plan Administrator) whose members are appointed by the Board of Directors of UGI Utilities.

CHANGE IN PLAN YEAR. The Pension Committee of UGI Utilities' Board of Directors approved a change to the Plan's fiscal year from one ending on September 30 to one ending on December 31, effective October 1, 1998. Accordingly, the Plan financial statements include the year ended December 31, 1999 (1999 Plan Year) and the three months ended December 31, 1998 (1998 Short Plan Year).

CONTRIBUTIONS. A participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 15%, in whole percentages, of eligible compensation. In addition, a participant may elect to contribute to the Plan on an after-tax basis through payroll deduction an amount equal to from 1% to 6%, in whole percentages, of eligible compensation provided that the combination of before-tax and after-tax contributions does not exceed 15% of eligible compensation. Calendar year before-tax and after-tax contribution amounts are subject to limits prescribed by the Internal Revenue Code (IRC). A participant may increase the rate of, or reduce or suspend, his or her before-tax or after-tax contributions at any time by filing a written request with the Plan Administrator. A participant will at all times be fully (100%) vested in the portion of his or her account attributable to participant contributions.

The Plan also accepts on behalf of any employee (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in section 401(a) of the IRC or from a "rollover" individual retirement plan described in section 408 of the IRC, or (ii) a direct transfer from another plan qualified under Section 401(a) of the IRC.

For each Plan year, each of the Employers may, at their discretion, make a contribution to the Plan equal to a percentage of participant before-tax and after-tax contributions, up to a total of 6% of compensation for each eligible participant. In order to be entitled to the Employers' contribution, a participant must either (i) be actively employed by any of the Employers, or on a

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)



qualifying leave of absence on the last day of the Plan year or (ii) have retired, become disabled (as defined in the Plan), or died while an employee during the Plan year. Employers' contributions for the 1999 Plan Year and the 1998 Short Plan Year, which were made in January 2000 and January 1999, respectively, were invested in accordance with participant investment elections in effect on the dates of the contributions.

A participant is fully vested in the portion of his or her account attributable to Employers' matching contributions upon the earlier of (i) the completion of five years of service or (ii) the attainment of normal retirement age, total disability (as defined by the Plan document) or death while in the employ of the Employers or an affiliated company. For Plan purposes, a participant will attain normal retirement age on the later of his or her 65th birthday or the fifth anniversary of his or her date of hire.

A participant who terminates employment before he or she is fully vested will forfeit nonvested amounts attributable to the Employers' contributions. These forfeited amounts remain in the Plan and are available to reduce future Employer contributions. For the 1999 Plan Year and the 1998 Short Plan Year, forfeitures of $30,000 and $1,421, respectively, were used to reduce the Employers' contributions. During the 1999 Plan Year and the 1998 Short Plan Year, $40,286 and $444, respectively, were forfeited from participants' accounts. As of December 31, 1999 and 1998, there were $8,665 and $11, respectively, of forfeitures remaining in the Plan.

INVESTMENT FUNDS. A participant may elect to have his or her funds invested in one or more investment funds. Certain of the Plan's investment funds were not used during the periods covered by the financial statements. References to "Fidelity" below refer to investment funds managed by Fidelity Management and Research Company (FMR). The Plan's investment funds are categorized as follows:

     -    Money Market Fund

          -    Fidelity Cash Reserves Fund

          This investment category comprises an unaffiliated registered investment company mutual fund whose investments comprise high-quality, short-term certificates of deposit, repurchase agreements, commercial paper or other similar short-term investments and whose investment objective is to achieve current income while maintaining a stable share price.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


        -     Managed Income Fund

                   - Fidelity Managed Income Portfolio II Fund

                    This investment category comprises an unaffiliated commingled pool whose investments principally comprise guaranteed investment contracts offered by insurance companies and financial institutions and certain types of fixed income securities and whose investment objective is to preserve principal while earning interest income.

        -     Bond Funds

                   - Fidelity Intermediate Bond Fund
                   - Fidelity Capital & Income Fund

                    This investment category comprises unaffiliated registered investment company mutual funds whose investments comprise principally fixed income obligations and whose investment objective is to achieve current income.

        -     Index Funds

                   - Fidelity U.S. Bond Index Fund
                   - Fidelity Spartan U.S. Equity Index Fund

                    This investment category comprises unaffiliated registered investment company mutual funds whose investments broadly represent the U.S. bond market as measured by the Lehman Brothers Aggregate Bond Index and the U.S. stock market as measured by the Standard & Poor's Composite Index of 500 Stocks, respectively. The investment objective of this investment category is to track the performance of the respective indices.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


     -    Growth and Income Funds

          -    Fidelity Equity Income Fund

          -    Fidelity Fund

          -    Fidelity Puritan Fund

          -    Fidelity Growth & Income Portfolio

          -    Fidelity Balanced Fund

          -    Fidelity Equity Income II Fund

          -    Fidelity Real Estate Investment Portfolio

          This investment category comprises registered investment company mutual funds whose investments comprise income-producing debt and equity securities and whose investment objective is to achieve current income and capital appreciation.

     -    Growth Funds

          -    Fidelity Magellan Fund

          -    Fidelity Blue Chip Growth Fund

          -    Fidelity Growth Company Fund

          -    Fidelity Low-Priced Stock Fund

          -    Fidelity OTC Portfolio

          -    Fidelity Small Cap Selector Fund

          -    Fidelity Capital Appreciation Fund

          -    Fidelity Value Fund

          This investment category comprises registered investment company mutual funds whose investments comprise principally equity securities and whose investment objective is to achieve capital appreciation over an extended period of time.

     -    International Funds

          -    Fidelity Overseas Fund

          -    Fidelity International Growth & Income Fund

          -    Fidelity Worldwide Fund


          This investment category comprises unaffiliated registered investment company mutual funds whose investments comprise debt and equity securities principally of foreign issuers and whose investment objective is to achieve capital appreciation over an extended period of time.

     -    Fidelity Freedom Funds

          -    Fidelity Freedom Income Fund

          -    Fidelity Freedom 2000 Fund

          -    Fidelity Freedom 2010 Fund

          -    Fidelity Freedom 2020 Fund

          -    Fidelity Freedom 2030 Fund

          This investment category comprises unaffiliated registered investment company mutual funds which invest in a combination of underlying Fidelity funds

                              UGI UTILITIES, INC.
                                  SAVINGS PLAN

                   NOTES TO FINANCIAL STATEMENTS (Continued)


          according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. When each of these target retirement date funds matches the asset allocation of the Fidelity Freedom Income Fund (approximately five to ten years after the respective fund's target retirement date), it is expected that each fund will be combined with the Fidelity Freedom Income Fund. These funds' investment objectives are to achieve high total return over an extended period of time.

     -    Employer Stock Fund

          -    UGI Common Stock Fund

          This fund invests principally in shares of UGI Corporation Common Stock. Participants in the fund do not individually own specific shares of UGI Corporation Common Stock but rather own units in the fund that invests in such shares. The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund's assets (comprising shares of UGI Corporation Common Stock and temporary cash investments) by the total number of units outstanding. The UGI Common Stock Fund holds a small cash position in order to allow participants to perform certain transactions on a daily basis without having to wait for the purchase or sale of UGI Common Stock to settle.

Generally, participants may transfer amounts between funds at any time with no limit. Participants may change their investment elections for future contributions at any time.

Fidelity Management Trust Company is the Plan's trustee for all investment assets of the Plan.

DISTRIBUTIONS. The Plan benefit of a participant who terminates employment as a result of retirement, death or total disability, as defined by the Plan document, shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. The Plan benefit of a participant who terminates employment for reasons other than retirement, death or total disability shall be equal to the proceeds of liquidation of the vested portion of his or her account. Where the amount to be distributed exceeds $5,000 no distribution shall be made to any Plan participant prior to his or her normal retirement age (as defined above) unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $5,000 and has not exceeded $5,000 at the time of any prior distribution, a Plan participant's benefit will be distributed as soon as practicable after the participant's termination of employment.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

A participant who continues to work past age 70-1/2 may elect to defer distribution until he or she terminates employment. In all other cases, distributions must be made or commence by April 1 of the calendar year following the year in which the participant attains age 70-1/2.

DEATH. If a participant dies prior to receiving a distribution of his or her account, the participant's designated beneficiary shall be entitled to receive a lump-sum distribution of the proceeds of liquidation of 100% of the balance credited to the participant's account. Generally, the account will be distributed to the beneficiary as soon as practicable following the date of death. The beneficiary of a participant who is married at the time of the participant's death will be the participant's spouse, unless the participant designated another beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.

WITHDRAWALS. Generally, a participant may withdraw up to 50% of the balance of his or her account attributable to after-tax contributions (including after-tax contributions that were matched by the Employer) at any time. However, the withdrawal must be in an amount of at least $250. If any portion of the amount withdrawn is attributable to Employer contributions, the participant's participation in the Plan will be suspended for the three-month period following the withdrawal. No more than one withdrawal in any calendar year is permitted from each of the matched and unmatched portions of a participant's after-tax contribution account.

A participant may withdraw before-tax contributions (and earnings attributable thereto credited as of December 31, 1988) and rollover contributions, only on account of financial hardship resulting from (a) medical expenses; (b) educational expenses; (c) foreclosure on a primary residence; or (d) purchase of a primary residence. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need.

While a participant is still employed by any of the Employers, withdrawals of amounts attributable to Employer's contributions and post-1988 earnings on participant before-tax contributions, are not permitted.

LOAN PROVISION. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (a) 50% of a participant's before-tax and rollover account balances, or (b) $50,000 less the highest balance of any loan during the prior twelve-month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000. The amount of the loan withdrawn from a participant's account is allocated in proportion to the value of the participant's salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)



maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.

ADMINISTRATIVE EXPENSES. All administrative expenses of the Plan are chargeable to the Plan unless paid for by the Employers. The Employers currently pay such expenses. Mutual fund expenses are paid to fund managers from mutual fund assets.

PLAN TERMINATION. Although it has not expressed any intent to do so, UGI Utilities has the right to terminate the Plan in whole or in part at any time for any reason. In the event of a complete or partial termination of the Plan, the affected participants will become fully vested in their account balances.

PLAN AMENDMENT. UGI Utilities may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with applicable legal requirements, however, may be made by an officer of the company without Board approval.

VOTING RIGHTS OF UGI COMMON STOCK FUND PARTICIPANTS. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant's interest in the UGI Common Stock Fund, and a pro rata portion of unvoted shares. A participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.

2.   ACCOUNTING POLICIES

The accompanying financial statements are prepared on the accrual basis of accounting in accordance with the AICPA audit guide, "Audits of Employee Benefit Plans." Certain prior year amounts have been reclassified to conform to current year presentation.

The Plan's investments in registered investment company mutual funds are valued at quoted market prices which represent the net asset value of shares held by the plan. Guaranteed investment contracts included in the Fidelity Managed Income Portfolio II fund, an unaffiliated commingled pool, are carried at contract value which represents deposits plus accrued interest. The Plan Administrator believes contract value approximates fair value. Shares of UGI Common Stock included in the UGI Common Stock Fund are reflected at fair value based upon quoted market prices.

Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)



The Plan presents in the Statement of Changes in Net Assets Available for Benefits the net appreciation (depreciation) in fair value of investments which consists of realized gains or losses and unrealized appreciation (depreciation) in the fair value of those investments.

Distributions are made to Plan participants based upon the fair value of each participant's investment account (except for investments of the Fixed Income Fund for which distributions are based upon contract value) as of the date of the distribution.

Transfers of participant balances represent amounts transferred to or from the AmeriGas Propane, Inc. Savings Plan, an affiliate plan.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Plan Administrator to make estimates and assumptions that affect the reported amounts of net assets available for benefits and changes therein. Actual results could differ from these estimates.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   TRUST INVESTMENTS

The components of trust investments by fund at December 31, 1999 and 1998 are as follows:

                                                                                           December 31,
                                                                                       1999           1998
                                                                                    ----------     -----------
Fidelity Cash Reserves Fund (shares -- 2,772,891 and 3,007,127, respectively)       $2,772,891     $ 3,007,127 *
                                                                                    ----------     -----------

Fidelity Managed Income Portfolio II Fund (shares -- 7,867,529 and
     7,317,528, respectively)                                                        7,867,529 *     7,317,528 *
                                                                                    ----------     -----------

Fidelity Intermediate Bond Fund (shares -- 72,721 and 78,064, respectively)            709,758         801,714
                                                                                    ----------     -----------

Fidelity U.S. Bond Index Fund (shares -- 13,408 and 8,808, respectively)               136,623          97,065
                                                                                    ----------     -----------

Fidelity U.S. Spartan Equity Index Fund (shares -- 48,395 and
      45,168, respectively)                                                          2,520,880       1,985,582
                                                                                    ----------     -----------

Fidelity Equity Income Fund (shares -- 196,047 and 203,147, respectively)           10,484,612 *    11,284,808 *
                                                                                    ----------     -----------

Fidelity Fund (shares -- 59,687 and 46,871, respectively)                            2,543,254       1,719,694
                                                                                    ----------     -----------

Fidelity Puritan Fund (shares -- 1,594 and 1,578, respectively)                         30,342          31,661
                                                                                    ----------     -----------

Fidelity Growth & Income Portfolio (shares -- 4,600 and 788, respectively)             216,950          36,116
                                                                                    ----------     -----------

Fidelity Balanced Fund (shares -- 3,383 and 1,224, respectively)                        51,960          20,021
                                                                                    ----------     -----------

Fidelity Equity Income II Fund (shares -- 2,457 and 99, respectively)                   67,241           2,984
                                                                                    ----------     -----------

Fidelity Real Estate Investment Portfolio (shares -- 154 and 11, respectively)           2,258             164
                                                                                    ----------     -----------

Fidelity Magellan Fund (shares -- 149,746 and 131,898, respectively)                20,459,729 *    15,935,862 *
                                                                                    ----------     -----------

Fidelity Growth Company Fund (shares -- 33,725 and 22,209, respectively)             2,843,000       1,133,121
                                                                                    ----------     -----------

Fidelity OTC Portfolio (shares -- 13,816 and 377, respectively)                        939,080          16,464
                                                                                    ----------     -----------

Fidelity Capital Appreciation Fund (shares -- 2,699 and 2, respectively)                80,626              42
                                                                                    ----------     -----------

Fidelity Blue Chip Growth Fund (shares -- 11,305 and 2,810, respectively)              679,514         141,612
                                                                                    ----------     -----------

Fidelity Low-Priced Stock Fund (shares -- 771 and 620, respectively)                    17,452          14,175
                                                                                    ----------     -----------

Fidelity Small Cap Selector Fund (shares -- 1,881 and 2,333, respectively)              30,258          33,098
                                                                                    ----------     -----------

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.    TRUST INVESTMENTS (CONTINUED)

                                                                                                       December 31,
                                                                                                1999                     1998
                                                                                          ------------             ------------
Fidelity Overseas Fund (shares -- 17,894 and 14,235, respectively)                             859,106                  512,192
                                                                                          ------------             ------------

Fidelity International Growth & Income Fund (shares -- 2,066 and 507, respectively)             62,197                   10,611
                                                                                          ------------             ------------

Fidelity Worldwide Fund (shares -- 672 and 168, respectively)                                   13,375                    2,774
                                                                                          ------------             ------------

Fidelity Freedom Income Fund (shares  -- 11,444 and 19,621, respectively)                      129,662                  219,366
                                                                                          ------------             ------------

Fidelity Freedom 2000 Fund (shares -- 13,490 and 12,680, respectively)                         175,236                  156,341
                                                                                          ------------             ------------

Fidelity Freedom 2010 Fund (shares -- 21,701 and 5,418, respectively)                          322,700                   72,061
                                                                                          ------------             ------------

Fidelity Freedom 2020 Fund (shares -- 17,669 and 7,241, respectively)                          289,413                  101,016
                                                                                          ------------             ------------

Fidelity Freedom 2030 Fund (shares -- 8,838 and 1,353, respectively)                           149,184                   18,796
                                                                                          ------------             ------------

Fidelity Capital & Income Fund (shares -- 17,197)                                              159,756
                                                                                          ------------

Fidelity Value Fund (shares -- 220)                                                              9,636
                                                                                          ------------

UGI Common Stock Fund

      UGI Corporation Unitized Stock Fund (units -- 348,646 and 262,301,
           respectively)                                                                     3,057,623 *              2,675,469 *
      Dividends receivable                                                                      52,782                   39,939
                                                                                          ------------             ------------
                                                                                             3,110,405                2,715,408
                                                                                          ------------             ------------

Total trust investments - fair value, except for group annuity contracts included in the Fidelity Managed Income Portfolio II Fund
      which are carried at contract value                                                 $ 57,734,627             $ 47,387,403
                                                                                          ============             ============



Total trust investments - cost                                                            $ 46,265,010             $ 38,267,216
                                                                                          ============             ============

     * - Investment represents five percent or more of the net assets available for benefits.

The net appreciation (depreciation) in fair value of investments during the year ended December 31, 1999 and the three months ended December 31, 1998 by major investment category follows:

                                                                                                                      Three
                                                                                             Year                     Months
                                                                                             Ended                    Ended
                                                                                          December 31,              December 31,
                                                                                             1999                      1998
                                                                                          ------------             ------------
Registered investment company mutual funds                                                 $ 4,106,714              $ 5,003,676
UGI Common Stock Fund                                                                         (267,935)                  68,947
                                                                                          ------------             ------------
Total net appreciation (depreciation) in fair value                                        $ 3,838,779              $ 5,072,623
                                                                                          ============             ============

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



The numbers of Plan participants with account balances by investment option at December 31, 1999 and 1998 are as follows:

                                                                          December 31,            December 31,
                                                                              1999                    1998
                                                                         -------------            ------------
        Fidelity Cash Reserves Fund                                            406                     451
        Fidelity Managed Income Portfolio II Fund                              565                     624
        Fidelity Intermediate Bond Fund                                        122                     141
        Fidelity Capital & Income Fund                                          10                       -
        Fidelity U.S. Bond Index Fund                                           10                       5
        Fidelity Spartan U.S. Equity Index Fund                                240                     234
        Fidelity Equity Income Fund                                            594                     656
        Fidelity Fund                                                          238                     216
        Fidelity Puritan Fund                                                   17                      10
        Fidelity Growth & Income Portfolio                                      32                      12
        Fidelity Balanced Fund                                                  19                       4
        Fidelity Equity Income II Fund                                          16                       3
        Fidelity Real Estate Investment Portfolio                                8                       2
        Fidelity Magellan Fund                                                 789                     775
        Fidelity Growth Company Fund                                           203                     179
        Fidelity OTC Portfolio                                                  49                       5
        Fidelity Capital Appreciation Fund                                       6                       1
        Fidelity Blue Chip Growth Fund                                          95                      25
        Fidelity Low-Priced Stock Fund                                           6                       4
        Fidelity Small Cap Selector Fund                                        11                       7
        Fidelity Value Fund                                                      6                       -
        Fidelity Overseas Fund                                                 123                     135
        Fidelity International Growth & Income Fund                             19                       5
        Fidelity Worldwide Fund                                                  8                       3
        Fidelity Freedom Income Fund                                             5                       2
        Fidelity Freedom 2000 Fund                                               4                       3
        Fidelity Freedom 2010 Fund                                              19                       7
        Fidelity Freedom 2020 Fund                                              19                      12
        Fidelity Freedom 2030 Fund                                              20                       7
        UGI Common Stock Fund                                                  474                     480
        Participant loans                                                      343                     252

The total number of Plan participants with account balances at December 31, 1999 and 1998 of 1,258 and of 1,234, respectively, was less than the sum of the numbers of participants shown in the schedule above because many participants invest in more than one fund.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



During the 1999 Plan Year and the 1998 Short Plan Year, the Plan purchased, at market prices, 11,250 and 6,478 shares of UGI Corporation Common Stock directly from UGI Corporation for $233,242 and $150,557, respectively.

The Plan's principal financial instruments subject to credit risk are the investments of the separate investment funds. The degree and concentration of credit risk varies by fund depending upon the type and diversity of investments. The Schedule of Assets Held for Investment Purposes depicts the types of investment funds available and the proportionate share of assets held in each particular investment option.

4.       FEDERAL INCOME TAX STATUS

On July 31, 1995, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of September 30, 1994 under Section 401(a) of the IRC. The Plan has since been amended, however, the Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the Trust) and participants are not taxed on Employers' contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.

                        UGI UTILITIES, INC. SAVINGS PLAN
           Item 4(i) - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES

                                                                                           December 31, 1999
                                                               ---------------------------------------------------------------------
                                                                     Number of
                                                                      Shares or                         Fair Value /
                                                                      Principal                           Contract
     NAME OF ISSUER AND TITLE OF ISSUE                                Amount              Cost              Value            % (2)
     ---------------------------------                         --------------------  ----------------  ----------------  -----------
     FIDELITY CASH RESERVES FUND  (3)                              2,772,891 shrs        $ 2,772,891       $ 2,772,891       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY MANAGED INCOME

       PORTFOLIO II FUND (1) (3)                                   7,867,529 shrs          7,867,529         7,867,529       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY INTERMEDIATE BOND FUND (3)                              72,721 shrs            742,594           709,758       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY U.S. BOND INDEX FUND (3)                                13,408 shrs            146,385           136,623       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY SPARTAN U.S. EQUITY

       INDEX FUND (3)                                                 48,395 shrs          1,830,320         2,520,880       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY EQUITY INCOME FUND (1) (3)                             196,047 shrs          8,436,968        10,484,612       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY FUND (3)                                                59,687 shrs          1,969,634         2,543,254       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY PURITAN FUND (3)                                         1,594 shrs             32,138            30,342       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY GROWTH & INCOME

        PORTFOLIO (3)                                                  4,600 shrs            212,615           216,950       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY BALANCED FUND (3)                                        3,383 shrs             56,677            51,960       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY EQUITY INCOME II FUND (3)                                2,457 shrs             73,001            67,241       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY REAL ESTATE INVESTMENT

        PORTFOLIO (3)                                                    154 shrs              2,264             2,258       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY MAGELLAN FUND (1) (3)                                  149,746 shrs         13,806,714        20,459,729       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY GROWTH COMPANY FUND (3)                                 33,725 shrs          1,808,686         2,843,000       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY OTC PORTFOLIO (3)                                       13,816 shrs            724,538           939,080       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY CAPITAL APPRECIATION FUND (3)                            2,699 shrs             70,966            80,626       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY BLUE CHIP GROWTH FUND (3)                               11,305 shrs            578,705           679,514       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY LOW-PRICED STOCK FUND (3)                                  771 shrs             16,770            17,452       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY SMALL CAP SELECTOR FUND (3)                              1,881 shrs             25,482            30,258       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY OVERSEAS FUND (3)                                       17,894 shrs            657,679           859,106       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY INTERNATIONAL GROWTH

        & INCOME FUND (3)                                              2,066 shrs             54,522            62,197       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY WORLDWIDE FUND (3)                                         672 shrs             12,839            13,375       100.00%
                                                                                     ----------------  ----------------  -----------

                        UGI UTILITIES, INC. SAVINGS PLAN
     Item 4(i) - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES (continued)

                                                                                           December 31, 1999
                                                               ---------------------------------------------------------------------
                                                                     Number of
                                                                      Shares or                         Fair Value /
                                                                      Principal                           Contract
     NAME OF ISSUER AND TITLE OF ISSUE                                Amount              Cost              Value            % (2)
     ---------------------------------                         --------------------  ----------------  ----------------  -----------
     FIDELITY FREEDOM INCOME FUND (3)                                 11,444 shrs            126,308           129,662       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY FREEDOM 2000 FUND (3)                                   13,490 shrs            163,074           175,236       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY FREEDOM 2010 FUND (3)                                   21,701 shrs            297,083           322,700       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY FREEDOM 2020 FUND (3)                                   17,669 shrs            252,311           289,413       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY FREEDOM 2030 FUND (3)                                    8,838 shrs            130,954           149,184       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY CAPITAL & INCOME FUND (3)                               17,197 shrs            167,623           159,756       100.00%
                                                                                     ----------------  ----------------  -----------

     FIDELITY VALUE  FUND (3)                                            220 shrs             10,422             9,636       100.00%
                                                                                     ----------------  ----------------  -----------



     UGI COMMON STOCK FUND (1) (3)

     UGI Corporation Unitized Stock Fund                             348,646 units         3,164,536         3,057,623        98.30%
     Dividends receivable                                           $ 52,782                  52,782            52,782         1.70%
                                                                                     ----------------  ----------------  -----------

                                                                                           3,217,318         3,110,405       100.00%
                                                                                     ----------------  ----------------  -----------

     PARTICIPANT  LOANS

     Loan principal outstanding (7.00% - 10.00%) (3)(4)                                            -         1,458,891       100.00%
                                                                                     ----------------  ---------------- ------------

     Total - all funds                                                                  $ 46,265,010      $ 59,193,518
                                                                                     ----------------  ----------------






(1)  Investment represents 5% or more of the net assets available for benefits.

(2)  Percentages represent percentage of fair value of each fund.

(3)  Party in interest.

(4)  Range of interest rates for loans outstanding as of December 31, 1999.